Headquarters Transactions	12 Months Ended
Jul. 01, 2017
Leases [Abstract]
Headquarters Transactions
HEADQUARTERS TRANSACTIONS
Sale of Interest and Lease Transaction of Hudson Yards
During the first quarter of fiscal 2017, the Company sold its investments in 10 Hudson Yards, in New York City, and announced the lease of its new global headquarters. The Company sold its equity investment in the Hudson Yards joint venture as well as net fixed assets related to the design and build-out of the space. The Company received a purchase price of approximately $707 million (net of approximately $77 million due to the developer of Hudson Yards) before transaction costs of approximately $26 million, resulting in a gain of $28.8 million, which will be amortized through SG&A expenses over the lease term of 20 years, as discussed below.
The Company has simultaneously entered into a 20-year lease, accounted for as an operating lease, for the headquarters space in the building, comprised of approximately 694,000 square feet. Under the lease, the Company has the right to expand its premises to portions of the 24th and 25th floors of the building and has a right of first offer with respect to available space on the 26th floor of the building. The total commitment related to this lease was approximately $1.05 billion. Minimum lease payments of $45.1 million are due each year from fiscal 2018 through fiscal 2021, and $825.5 million total due for years subsequent to 2021. In addition to its fixed rent obligations, the Company is obligated to pay its percentage share for customary escalations for operating expenses attributable to the building and the Hudson Yards development, taxes and tax related payments. The Company is not obligated to pay any amount of contingent rent.
Sale of Former Headquarters
During the second quarter of fiscal 2017, the Company completed the sale of its former headquarters on West 34th Street. Net cash proceeds of $126.0 million were generated and the sale did not result in a material gain or loss.